UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2015

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS August 31, 2015 Unaudited

	Principal Amount	Value

Corporate Loans—1.6%

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	$3,938	$3,960

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	217,413	214,423

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 1.50%, 1/29/18[1,11]	44,775	41,641

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	141,775	135,307

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	41,580	36,590

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.922%, 1/30/19[1]	205,000	181,169

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	70,042	67,809

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,863	54,931

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,2]	155,000	76,725

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	105,000	99,127
Total Corporate Loans (Cost $1,022,729)		911,682

Corporate Bonds and Notes—85.2%

Consumer Discretionary—16.7%

Auto Components—1.8%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	145,000	154,425

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[3]	195,000	159,919

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	253,500

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	185,000	184,538

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	258,475

		1,010,857

Automobiles—0.6%

General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	145,000	136,661

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	130,000	130,325

ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[3]	65,000	63,375

		330,361

Distributors—0.2%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	119,000	114,686

Hotels, Restaurants & Leisure—3.6%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[3]	145,000	149,713

Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23	70,000	72,275

Caesars Entertainment Resort Properties LLC, 11% Unsec. Nts., 10/1/21	65,000	60,694

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	45,000	37,912

Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[3]	140,000	147,350

1	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	$105,000	$107,625

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	150,000	157,500

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	125,700

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[3]	110,000	106,357

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	51,750

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	205,000	219,734

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	90,000	82,800

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	106,837
6.625% Sr. Unsec. Nts., 12/15/21	45,000	48,037
6.75% Sr. Unsec. Nts., 10/1/20	90,000	96,300

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[3]	50,000	51,500

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]	60,000	60,300

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	95,000	101,650

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[3]	130,000	143,650

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[3]	125,000	115,313

		2,042,997

Household Durables—1.4%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	50,000	51,875

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	75,000	76,125
7.625% Sr. Unsec. Nts., 5/15/23	140,000	144,200

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	220,000

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	130,000	141,050

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	150,000	151,500

		784,750

Media—5.8%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	210,000	211,050

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]	70,000	70,875

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[3]	160,000	160,400
5.75% Sr. Unsec. Nts., 9/1/23	70,000	71,750

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	40,000	33,350

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24	425,000	388,344

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[3]	105,000	99,225

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	42,550

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[3]	70,000	69,475

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	200,000	207,560

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	170,000	159,694

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	220,000	223,575

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[3]	70,000	70,700
6.875% Sr. Unsec. Nts., 11/15/20	140,000	147,525

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[3]	420,000	421,050

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[3]	75,000	71,625

2	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Sinclair Television Group, Inc.: (Continued)
6.125% Sr. Unsec. Nts., 10/1/22	$215,000	$217,150

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[3]	50,000	50,500

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	60,000	62,857

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	198,000	213,345

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	148,500	158,524

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]	120,000	118,500

		3,269,624

Multiline Retail—0.7%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[3]	215,000	226,288

Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[3,4]	125,000	134,375

		360,663

Specialty Retail—1.9%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[3]	190,000	160,550

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	64,757

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[3]	125,000	129,531

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	195,000	220,350

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[3]	214,000	225,235

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	70,000	73,150

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	200,000	217,000

		1,090,573

Textiles, Apparel & Luxury Goods—0.7%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[3]	45,000	44,691

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	110,000	108,213
6.875% Sr. Unsec. Nts., 5/1/22	25,000	27,062

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	90,225

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	129,675

		399,866

Consumer Staples—2.8%

Beverages—0.3%

Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	100,850
4.75% Sr. Unsec. Nts., 11/15/24	75,000	76,875

		177,725

Food & Staples Retailing—0.7%

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	46,238

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,025

Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[3]	110,000	113,300
6.75% Sr. Unsec. Nts., 6/15/21	170,000	179,775

		371,338

Food Products—1.1%

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	58,000	62,857

3	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products (Continued)

Kraft Heinz Foods Co., 4.875% Sec. Nts., 2/15/25[3]	$62,000	$66,951

Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[3]	135,000	122,344

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[3]	190,000	185,250

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[3]	45,000	46,012

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	145,000	149,169

		632,583

Household Products—0.2%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[3]	25,000	26,125
6.375% Sr. Unsec. Nts., 11/15/20	80,000	85,100

		111,225

Personal Products—0.2%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	109,450

Tobacco—0.3%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	140,000	149,485

Energy—9.1%

Energy Equipment & Services—0.6%

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[5]	170,000	155,550

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	85,000	68,425

Odebrecht Offshore Drilling Finance Ltd., 6.625% Sr. Sec. Nts., 10/1/22[3]	127,967	71,981

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	39,825

		335,781

Oil, Gas & Consumable Fuels—8.5%

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	110,000	106,150

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	60,000	47,850

California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21	100,000	78,038

Carrizo Oil & Gas, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	85,000	81,600

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	35,000	15,925

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	90,000	65,700
5.375% Sr. Unsec. Nts., 6/15/21	65,000	47,937

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	55,000	38,087

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	135,000	133,987

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	90,000	65,587

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]	250,000	210,000

Denbury Resources, Inc., 5.50% Sr. Sub. Nts., 5/1/22	115,000	82,512

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	50,000	48,500
7.50% Sr. Sec. Nts., 10/15/20	75,000	80,531

Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[3]	60,000	37,200

EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	65,000	55,575
7.75% Sr. Unsec. Nts., 9/1/22	90,000	84,150
9.375% Sr. Unsec. Nts., 5/1/20	100,000	97,350

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[3]	250,000	225,385

4	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]	$250,000	$226,250

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	115,000	108,675

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	45,000	16,425

Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	70,000	63,700
6.25% Sr. Unsec. Nts., 3/15/23	130,000	120,250

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	175,000	181,125

Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	100,000	39,750

MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875% Sr. Unsec. Nts., 12/1/24	115,000	107,238

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	115,000	96,025

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	45,000	30,825

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[3]	240,000	112,200

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	100,000	95,875

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	85,000	83,088

Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	70,751

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	50,000	40,250

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	85,000	85,425

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[3]	300,000	154,500

Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	120,000	40,500

QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23	90,000	77,850

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	110,000	102,025
5.00% Sr. Sub. Nts., 3/15/23	15,000	13,800

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	120,000	107,400

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25[3]	220,000	213,538
5.75% Sr. Sec. Nts., 5/15/24	25,000	24,563

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	45,000	33,975
7.75% Sr. Unsec. Nts., 6/15/21	50,000	42,500

SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[3]	50,000	34,250

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	77,600

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	48,950

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[3]	110,000	104,225
5.00% Sr. Unsec. Nts., 1/15/18[3]	85,000	84,575

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	39,293
6.25% Sr. Unsec. Nts., 10/15/22[3]	30,000	30,450

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	70,000	63,000

Williams Partners LP/ACMP, 6.125% Sr. Unsec. Nts., 7/15/22	65,000	66,322

5	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	$40,000	$33,044
6.00% Sr. Unsec. Nts., 1/15/22	65,000	55,575

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[3]	265,000	249,100

		4,776,951

Financials—11.0%

Capital Markets—1.4%

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[5]	125,000	122,500

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[3]	205,000	191,162

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	180,000	191,700

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[3]	55,000	53,350

Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	155,000	155,000

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	70,000	63,963

		777,675

Commercial Banks—2.8%

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	65,000	63,375

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	234,312

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[3]	110,000	103,812

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	215,000	210,163

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]	205,000	209,809

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[1,6]	205,000	217,804

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[3]	275,000	281,188

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]	225,000	182,621

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]	100,000	96,160

		1,599,244

Consumer Finance—1.8%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[3]	110,000	96,800

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	115,144
5.125% Sr. Unsec. Nts., 9/30/24	150,000	152,062

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	30,000

Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	266,962
6.125% Sr. Unsec. Nts., 3/25/24	100,000	85,250

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	210,000	170,625

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	135,000	110,194

		1,027,037

Diversified Financial Services—0.4%

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[3]	220,000	218,900

Insurance—0.7%

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	118,738

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[3]	130,000	130,000

6	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Insurance (Continued)

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	$140,000	$137,725

		386,463

Real Estate Investment Trusts (REITs)—1.7%

Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23[3]	370,000	336,700

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,225

Equinix, Inc., 5.375% Sr. Unsec. Nts., 1/1/22	75,000	76,125

GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	130,000

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	107,938

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	210,000	214,987

		936,975

Real Estate Management & Development—1.4%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[3]	165,000	165,413

Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19	140,000	159,187

Logan Property Holdings Co. Ltd., 11.25% Sr. Unsec. Nts., 6/4/19	210,000	217,951

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[3]	50,000	51,125

Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	155,000	162,797

		756,473

Thrifts & Mortgage Finance—0.8%

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[3]	20,000	18,880
7.375% Sr. Unsec. Nts., 4/1/20[3]	115,000	113,011

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[3]	115,000	112,556

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	225,000	224,775

		469,222

Health Care—7.2%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	39,000

Health Care Equipment & Supplies—0.7%

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[3]	70,000	72,590

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[3,7]	45,000	46,012

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[3]	135,000	138,713

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[3]	145,000	144,275

		401,590

Health Care Providers & Services—4.4%

Acadia Healthcare Co., Inc., 5.625% Sr. Unsec. Nts., 2/15/23	50,000	51,222

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	35,000	35,853

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	140,000	142,537

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	285,000	302,100

7	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	$60,000	$58,950
5.125% Sr. Unsec. Nts., 7/15/24	30,000	29,925
5.75% Sr. Unsec. Nts., 8/15/22	145,000	154,824

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[3]	115,000	116,869

ExamWorks Group, Inc., 5.625% Sr. Unsec. Nts., 4/15/23	60,000	61,650

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	155,000	119,737

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	162,800
7.50% Sr. Unsec. Nts., 2/15/22	135,000	155,208

HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24	55,000	55,902
5.75% Sr. Unsec. Nts., 11/1/24[3]	125,000	127,050

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	56,581

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	104,437

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	178,500

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	274,275
8.125% Sr. Unsec. Nts., 4/1/22	190,000	210,900

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[3]	85,000	87,763

		2,487,083

Life Sciences Tools & Services—0.1%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[3]	88,000	89,980

Pharmaceuticals—1.9%

Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[3]	85,000	87,984

DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	45,000	47,081

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[3]	110,000	111,100

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[3]	70,000	72,975
6.00% Sr. Unsec. Nts., 2/1/25[3]	110,000	113,575

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[3]	60,000	60,825
5.50% Sr. Unsec. Nts., 4/15/25[3]	60,000	59,700
5.75% Sr. Unsec. Nts., 8/1/22[3]	155,000	158,875

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[3]	45,000	45,900
5.50% Sr. Unsec. Nts., 3/1/23[3]	120,000	121,950
5.875% Sr. Unsec. Nts., 5/15/23[3]	45,000	46,181
7.25% Sr. Unsec. Nts., 7/15/22[3]	115,000	121,469

		1,047,615

Industrials—13.0%

Aerospace & Defense—2.4%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	250,000	264,375

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	215,000	203,175

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	145,000	103,947

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[3]	150,000	148,687

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	125,000	113,438

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	106,700

Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[5]	120,000	63,600

8	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	$125,000	$129,531

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	105,000	103,294

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	125,000	123,125

		1,359,872

Air Freight & Couriers—0.6%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	240,000	223,200

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[3]	90,000	95,737

		318,937

Airlines—0.5%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	200,000	211,500

Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[3]	60,000	56,100

		267,600

Building Products—1.4%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[3]	170,000	171,700

CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[3]	95,000	97,137

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[3]	230,000	224,250

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	145,294

Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10% Sr. Unsec. Nts., 6/1/20[3]	85,000	91,588

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[3]	60,000	59,925

		789,894

Commercial Services & Supplies—3.3%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	215,000	220,912

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	73,041

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[3]	115,000	99,187
8.50% Sec. Nts., 9/15/22[3]	100,000	70,500

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	204,500

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	307,000	324,653

Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[3]	200,000	188,000

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	155,000	145,700

Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22	110,000	102,850

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	115,913

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[3]	320,000	302,000

		1,847,256

Electrical Equipment—0.7%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[3]	110,000	106,425

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	175,000	157,500

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[3]	120,000	123,450

		387,375

Machinery—1.8%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[5]	150,000	150,750

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	135,000	130,444

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	105,000	106,050

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	220,000	214,225

9	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Machinery (Continued)

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	$205,000	$179,887

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	125,000	126,875

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	95,000	97,078

		1,005,309

Marine—0.2%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	165,000	137,569

Professional Services—0.5%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	152,794

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[3]	155,000	153,450

		306,244

Road & Rail—0.2%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[3]	100,000	95,125

Trading Companies & Distributors—1.4%

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	320,000	330,400

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[3]	75,000	77,718
7.50% Sr. Unsec. Nts., 7/15/20[3]	140,000	150,150

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	145,000	101,319

United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	110,000	108,625

		768,212

Information Technology—6.9%

Communications Equipment—2.1%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	325,000	348,156

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	205,000	185,013

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[3]	85,000	85,595

CommScope Technologies Finance LLC, 6% Sr. Sec. Nts., 6/15/25[3]	50,000	48,750

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[3]	20,000	20,100
6.50% Sr. Unsec. Nts., 5/15/22[3]	90,000	84,600

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[3]	40,000	40,300

Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[3]	80,000	73,000

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	290,000	305,950

		1,191,464

Electronic Equipment, Instruments, & Components—1.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	100,000	105,125

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	105,000	103,950

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	34,475

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[3]	350,000	375,375

		618,925

Internet Software & Services—0.3%

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	157,500

IT Services—1.2%

Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[3]	10,000	9,913

10	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

IT Services (Continued)

First Data Corp., 8.25% Sec. Nts., 1/15/21[3]		$200,000	$211,000

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]		160,000	148,400

WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[3]		310,000	302,250

			671,563

Semiconductors & Semiconductor Equipment—0.7%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[3]		130,000	136,175

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[3]		215,000	201,563
5.50% Sr. Unsec. Nts., 2/1/25		35,000	32,637
5.875% Sr. Unsec. Nts., 2/15/22		20,000	19,775

			390,150

Software—0.7%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[3]		40,000	42,150

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]		80,000	65,700

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3]		145,000	146,812

Italics Merger Sub, Inc., 7.125% Sr. Unsec. Nts., 7/15/23[3]		115,000	111,526

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[3]		40,000	40,350

			406,538

Technology Hardware, Storage & Peripherals—0.8%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]		400,000	411,000

Materials—9.7%

Chemicals—2.1%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		210,000	218,400

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[3]		65,000	56,712
7.00% Sr. Unsec. Nts., 5/15/25[3]		115,000	98,612

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		50,000	46,500

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[3]		70,000	66,675

INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[3]		40,000	39,800
6.125% Sr. Unsec. Nts., 8/15/18[3]		200,000	201,000

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		100,000	85,813

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[3]		85,000	85,213

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[3]		65,000	63,266

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[3]		125,000	118,750

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		125,000	103,125

			1,183,866

Construction Materials—0.8%

Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[3]	EUR	15,000	16,717
5.70% Sr. Sec. Nts., 1/11/25[3]		210,000	197,400

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[3]		220,000	219,384

			433,501

11	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging—2.1%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[3]	$90,000	$89,757
6.75% Sr. Unsec. Nts., 1/31/21[3]	95,000	97,375

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	16,765	17,184

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23	115,000	107,812
5.50% Sec. Nts., 5/15/22	70,000	68,075

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[3]	70,000	71,400

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]	130,000	126,750

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	83,619

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[3]	45,000	44,494

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	215,000	222,256
8.25% Sr. Unsec. Nts., 2/15/21	55,000	56,856
9.875% Sr. Unsec. Nts., 8/15/19	25,000	26,313

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[3]	55,000	55,206
5.125% Sr. Unsec. Nts., 12/1/24[3]	55,000	55,928
6.50% Sr. Unsec. Nts., 12/1/20[3]	80,000	89,000

		1,212,025

Metals & Mining—3.8%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	200,000	188,199

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	140,000	137,900

Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	95,000	92,388

ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	37,000
6.25% Sr. Unsec. Nts., 3/1/21	95,000	94,050

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]	55,000	42,625

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	200,000	175,250

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	90,000	71,775

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	155,000	142,223

Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[3]	245,000	242,550

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	85,213

OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Sr. Unsec. Nts., 2/19/18[3]	150,000	144,276

Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[3]	250,000	238,125

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21	125,000	123,750

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	55,000	33,275

Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[3]	230,000	199,381

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	80,000	76,200

		2,124,180

Paper & Forest Products—0.9%

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[3]	60,000	59,040

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[3]	230,000	236,900

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	215,000	222,525

		518,465

12	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Telecommunication Services—6.8%

Diversified Telecommunication Services—4.7%

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	$100,000	$100,360

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	420,000	413,910

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[3]	130,000	124,800
8.50% Sub. Perpetual Bonds[1,3,6]	130,000	131,138

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]	205,000	216,531

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[3]	35,000	32,200

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	300,000	316,125

Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23	85,000	77,180

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	170,000	128,010

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22	305,000	307,223
5.625% Sr. Unsec. Nts., 2/1/23	100,000	101,250

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	100,000	103,530
6.625% Sr. Unsec. Nts., 4/1/23	145,000	151,598

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	44,448
7.75% Sr. Unsec. Nts., 10/15/20	65,000	58,094
7.75% Sr. Unsec. Nts., 10/1/21	65,000	53,300

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[3]	310,000	310,372

		2,670,069

Wireless Telecommunication Services—2.1%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]	230,000	201,537

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[3]	250,000	237,640

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[3]	150,000	131,625

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[3]	100,000	96,572

Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	121,875
7.875% Sr. Unsec. Nts., 9/15/23	145,000	139,744

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]	100,000	88,200
7.504% Sr. Unsec. Nts., 3/1/22[3]	150,000	145,443

		1,162,636

Utilities—2.0%

Electric Utilities—0.0%

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,8]	90,000	—

Gas Utilities—0.1%

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	70,000	67,550

Independent Power and Renewable Electricity Producers—1.8%

AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	95,000	91,200
7.375% Sr. Unsec. Nts., 7/1/21	85,000	92,012

13	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	$90,000	$87,273
7.875% Sr. Sec. Nts., 1/15/23[3]	118,000	127,145

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	110,000	105,600

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[2,3]	79,343	84,996

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	57,975

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	55,140

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	55,000	53,900
6.625% Sr. Unsec. Nts., 3/15/23	145,000	143,188

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	125,000	120,938

		1,019,367

Multi-Utilities—0.1%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[3]	55,000	48,262

Total Corporate Bonds and Notes (Cost $49,798,265)		47,876,626

	Shares

Investment Company—11.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[9,10] (Cost $6,226,803)	6,226,803	6,226,803

Total Investments, at Value (Cost $57,047,797)	97.9%	55,015,111

Net Other Assets (Liabilities)	2.1	1,185,172

Net Assets	100.0%	$56,200,283

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,416,085 or 45.22% of the Fund’s net assets at period end.

4. Interest or dividend is paid-in-kind, when applicable.

5. Restricted security. The aggregate value of restricted securities at period end was $673,525, which represents 1.20% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-12/30/14	$149,174	$150,750	$1,576
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21	7/11/14-10/28/14	123,636	122,500	(1,136)

14	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13-12/18/14	$167,426	$155,550	$(11,876)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14-3/11/15	181,632	181,125	(507)
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17	1/8/15-1/30/15	109,484	63,600	(45,884)

		$731,352	$673,525	$(57,827)

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after the reporting period. See Note 4 of the accompanying Consolidated Notes.

8. Security received as the result of issuer reorganization.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares August 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	—	9,784,999	3,558,196	6,226,803

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$6,226,803	$513

a. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of accompanying Consolidated Notes.

11. Subject to forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$42,640,397	77.5%
Russia	2,038,521	3.7
Canada	1,362,140	2.5
Brazil	812,100	1.5
Luxembourg	792,990	1.4
Netherlands	737,517	1.3
India	682,602	1.2
United Kingdom	554,525	1.0
China	518,555	1.0
Ireland	517,532	0.9
Colombia	473,812	0.9
Mexico	438,367	0.8
Peru	438,284	0.8
France	421,050	0.8

15	OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Chile	$328,662	0.6%
United Arab Emirates	321,984	0.6
Israel	281,925	0.5
Argentina	249,100	0.5
South Africa	236,900	0.4
Jamaica	233,737	0.4
Barbados	216,531	0.4
Belgium	181,125	0.3
Greece	155,550	0.3
Macau	115,313	0.2
Jersey, Channel Islands	106,357	0.2
Turkey	96,160	0.2
Germany	63,375	0.1

Total	$55,015,111	100.0%

Forward Currency Exchange Contracts as of August 31, 2015
Counterparty	Settlement Month(s)	Currency Purchased (000’s)	Currency Sold (000’s)	Unrealized Appreciation

BOA	11/2015	USD 17	EUR 15	$11

Glossary:
Counterparty	Abbreviations
BOA	Bank of America NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

16	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2015 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 1,000 shares with net assets of $96,912.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

17	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

18	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

19	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$911,682	$—	$911,682
Corporate Bonds and Notes	—	47,876,626	—	47,876,626
Investment Company	6,226,803	—	—	6,226,803

Total Investments, at Value	6,226,803	48,788,308	—	55,015,111
Other Financial Instruments:
Forward currency exchange contracts	—	11	—	11

Total Assets	$6,226,803	$48,788,319	$—	$55,015,122

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

20	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$45,000

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued

21	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$233,940
Market Value	$161,721
Market Value as % of Net Assets	0.29%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $41,641, representing 0.07% of the Fund’s net assets, were subject to these forbearance agreements.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

22	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

23	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $366 and $15,397, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

24	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

25	OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$57,052,183

Gross unrealized appreciation	$430,362
Gross unrealized depreciation	(2,467,434)

Net unrealized depreciation	$(2,037,072)

26	OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015